UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2021

LUBY’S, INC.
(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-8308	74-1335253
(Commission File Number)	(I.R.S. Employer Identification No.)
13111 Northwest Freeway, Suite 600 Houston, Texas	77040
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 329-6800

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange at which registered
Common Stock ($0.32 par value per share)	LUB	New York Stock Exchange
Common Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 23, 2021, Luby’s, Inc. (the “Company”) held its 2021 annual meeting of stockholders (the “Annual Meeting”). As of August 4, 2021, the record date for the Annual Meeting, there were 30,969,870 shares of common stock outstanding and entitled to vote at the Annual Meeting. A total of 20,217,356 shares of common stock were present in person or by proxy at the Annual Meeting, representing approximately 65.28% of all votes entitled to be cast. The matters submitted for a vote and the related results are as follows:

Proposal 1 – Election of the five directors named in the Company’s proxy statement to serve until the 2022 Annual Meeting of the Company. The results were as follows:

	For	Against	Abstain
Gerald W. Bodzy	19,562,702	646,379	8,275
Gasper Mir, III	19,590,136	618,844	8,376
Joe C. McKinney	19,593,900	615,250	8,206
Twila Day	19,673,220	535,903	8,233
John Morlock	19,676,001	533,150	8,205

Proposal 2 – Ratification, on a non-binding advisory basis, of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year. The results were as follows:

For	Against	Abstain
19,700,579	506,070	10,707

Proposal 3 – Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers. The results were as follows:

For	Against	Abstain
16,475,935	1,533,424	2,207,997

Proposal 4 – Ratification, on a non-binding advisory basis, of the rights agreement, dated as of February 15, 2018, as amended on February 11, 2019, February 14, 2020 and February 14, 2021, by and between the Company and American Stock Transfer & Trust Company, LLC. The results were as follows:

For	Against	Abstain
15,362,972	4,852,380	2,004

No other matters were properly presented for consideration or shareholder action at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUBY’S, INC.
Date: August 25, 2021	By:	/s/ John Garilli
John Garilli
Interim President and Chief Executive Officer